UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

bebe stores, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

On October 30, 2015, bebe stores, inc. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission relating to the Company’s Annual Meeting of stockholders (the “Proxy Statement”). This Amendment No. 1 to the Proxy Statement will be mailed to stockholders on or about December 4, 2015 and amends Proposal Three and Appendix A of the Proxy Statement.

This Amendment revises Proposal Three and Appendix A of the Proxy Statement to reflect the change to Proposal Three to provide for an amendment to the Company’s Amended and Restated Articles of Incorporation to effect (i) a reverse stock split of our common stock at a ratio of not less than 1-for-3 and not more than 1-for-10, and (ii) to adjust and proportionately decrease the number of authorized shares of the Company’s common stock (the “Amended Reverse Stock Split”), with the final decision whether to proceed with the filing of the amendment to be determined by the Board of Directors, in its discretion, following stockholder approval (if received), but not later than December 15, 2016 described herein. This Amendment also includes a revised proxy card reflecting the changes to the Annual Meeting date and 2009 Plan proposal described above.

If a stockholder has already submitted the proxy card included with the original Proxy Statement or otherwise voted his, her or its shares of the Company’s stock “FOR” Proposal Three related to the approval of the Reverse Stock Split (as defined in the Proxy Statement), and the stockholder does not revoke such proxy or vote, then the stockholder will be deemed to have voted “FOR” Proposal Three as revised by this Amendment to provide for the approval of the Amended Reverse Stock Split.

The following replaces Proposal Three, which begins on page 45 of the Proxy Statement, and Appendix A, which begins on page A-1 of the Proxy Statement, in its entirety:

PROPOSAL THREE: APPROVAL OF AMENDMENT TO BEBE’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK

Overview

Our Board has adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to Article III of our Articles of Incorporation effecting (i) a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-for-3 and not more than 1-for-10 and (ii) a corresponding proportional reduction in the total number of authorized shares of our common stock (the “Reverse Stock Split”), with the final decision whether to proceed with the filing of the amendment to be determined by the Board of Directors, in its discretion, following stockholder approval (if received), but not later than December 15, 2016. The form of the proposed Amended and Restated Articles of Incorporation is attached to this proxy statement as Appendix A (the “Reverse Stock Split Charter”).

If this Proposal is approved, the Board would have the sole discretion to elect to effect the Reverse Stock Split, or not to effect the Reverse Stock Split if they concluded it was not in the best interest of the stockholders of the Company. Providing this authority to the Board rather than mere approval of an immediate Reverse Stock Split, would give the Board flexibility to react to market conditions and act in the best interests of the Company and our stockholders. The Company believes that giving the Board the authority, but not the mandate, to execute the Reverse Stock Split will provide it with the flexibility to implement the Reverse Stock Split, if it does at all, at a time that it believes would be advantageous for the Company and its stockholders. In determining whether to effect the Reverse Stock Split, the Board may consider, among other things, factors such as:

¡	the listing requirements of the NASDAQ Stock Market and other stock exchanges;

¡	the approval by our shareholders to grant the Board authority to effect the Reverse Stock Split;

¡	the historical trading price and trading volume of our Common Stock;

¡	the number of shares of our Common Stock outstanding;

¡	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

¡	the likely effect on the market price of our Common Stock; and

¡	prevailing general market and economic conditions.

If the Board determines to effect the Reverse Stock Split, the Company would file an amendment to our Articles of Incorporation with the California Secretary of State, which would be substantially in the form of the Reserve Stock Split Amendment attached to this proxy statement as Appendix A. The Company would also obtain a new CUSIP number for the Common Stock at the time of the Reverse Stock Split. The Company must provide the Financial Industry Regulatory Authority with at least ten (10) calendar days advance notice of the record date of the Reverse Stock Split in compliance with Rule 10b-17 under the Exchange Act.

bebe stores, inc.	45

PROPOSAL THREE: APPROVAL OF AMENDMENT TO BEBE’S AMENDED AND

RESTATED ARTICLES OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT OF OUR COMMON STOCK

Background and Reasons for the Reverse Stock Split Charter

On the date of the mailing of this proxy statement, our common stock was listed on the NASDAQ Stock Market under the symbol “BEBE.” The continued listing requirements of the NASDAQ Stock Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. A failure to meet the continued listing requirement for minimum bid price will be determined by Nasdaq to exist if the deficiency continues for 30 consecutive business days, following which we would expect to receive a notice of non-compliance from Nasdaq. If we fail to achieve compliance within 180 calendar days from the date of such notification, we may be delisted.

Our Board has determined that the continued listing of our common stock on the NASDAQ Stock Market is beneficial for our stockholders. If our common stock is delisted from the NASDAQ Stock Market, the Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

The purpose of the Reverse Stock Split is to decrease the total number of shares of our common stock outstanding and increase the market price of our common stock. The Board directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our listing on the NASDAQ Stock Market.

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split unless it determines that doing so would not have the desired effect of further strengthening the price of our common stock, thereby maintaining the listing of our common stock on the NASDAQ Stock Market. If the trading price of our common stock increases without the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from the NASDAQ Stock Market for other reasons.

The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

If our stockholders approve the Reverse Stock Split proposal at the annual meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

If our stockholders do not approve the Reverse Stock Split proposal and the minimum closing bid price of our common stock were to drop below $1.00 per share, we expect that our common stock will be delisted from the NASDAQ Stock Market.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the

bebe stores, inc.	46

PROPOSAL THREE: APPROVAL OF AMENDMENT TO BEBE’S AMENDED AND

RESTATED ARTICLES OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT OF OUR COMMON STOCK

number of outstanding shares of common stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Effects of the Reverse Stock Split

After the Effective Time of a proposed Reverse Stock Split, the principal effect will be to proportionately decrease the number of shares of our common stock outstanding based on the reverse stock split ratio selected by the Board of Directors and each stockholder will own a reduced number of shares of Common Stock. As of October 1, 2015, approximately 79,862,969 shares of Common Stock were issued and outstanding. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding treasury shares) that would result from the Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Percentage Reduction in the Shares of Common Stock Outstanding	Common Stock Outstanding after the Reverse Stock Split
1-for-3	67%	26,620,989
1-for-6	83%	13,310,494
1-for-8	88%	9,982,871
1-for-10	90%	7,986,296

If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding. The Reverse Stock Split will affect all common stockholders uniformly and will not affect any stockholders’ percentage interest in the Company. Upon the Effective Time, the total number of authorized shares of the Company’s common stock will be reduced proportionally to the ratio selected by the Board. The Company will continue to have 1,000,000 million shares of authorized but unissued preferred stock. The par value for our Common Stock will not be adjusted as a result of the Reverse Stock Split. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. The Reverse Stock Split will also not affect the ability of the Board to designate preferred stock, and the par value and authorized shares of the Company’s preferred stock will not be adjusted as a result of the Reverse Stock Split.

As a result of the Reverse Stock Split, upon the Effective Time the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the ratio of the reverse stock split. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of our common stock, will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Stockholders should also recognize that once the Reverse Stock Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Stock Split divided by three). While we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, the Reverse Stock Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse stock split for companies in similar circumstances is varied. We cannot predict the effect of the Reverse Stock Split upon the market price over an extended period and, in some cases, the market value of a company’s common stock declines following a reverse stock split.

bebe stores, inc.	47

PROPOSAL THREE: APPROVAL OF AMENDMENT TO BEBE’S AMENDED AND

RESTATED ARTICLES OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT OF OUR COMMON STOCK

Once the Reverse Stock Split is effected and should the per-share price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Moreover, as a result of the Reverse Stock Split, some stockholders may own less than 100 shares of the Common Stock. A purchase or sale of less than 100 shares, known as an “odd lot” transaction, may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of Common Stock.

No fractional shares of post-Reverse Stock Split Common Stock will be issued to any stockholder. In lieu of any such fractional share interest, each holder of pre-Reverse Stock Split Common Stock who would otherwise be entitled to receive a fractional share of post-Reverse Stock Split Common Stock will in lieu thereof be entitled to receive a cash payment equal to the product obtained by multiplying such fraction by the average closing price of the Corporation’s common stock as quoted on the NASDAQ Stock Market for the five trading days immediately preceding the filing date of the Reverse Stock Split Charter.

The proposed amendment to the Company’s Amended and Restated Articles of Incorporation to effect the Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain no par value per share.

Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, any outstanding options or warrants entitling their holders to purchase shares of our Common Stock will be proportionately changed by our Board in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Section 409A. Correspondingly, the per share exercise price of such options or warrants will be increased in direct proportion to the Reverse Stock Split ratio determined by the Board, so that the aggregate dollar amount payable for the purchase of the shares subject to such securities will remain unchanged.

No Appraisal Rights

No stockholder will have appraisal or dissenter’s rights with respect to the Proposal.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the shares of Common Stock are held as a “capital asset,” as defined in Section 1221 of the Code.

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PROPOSAL THREE: APPROVAL OF AMENDMENT TO BEBE’S AMENDED AND

RESTATED ARTICLES OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT OF OUR COMMON STOCK

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

¡	an individual citizen or resident of the United States;

¡	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

¡	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

¡

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “ U.S. persons ” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Pursuant to the Reverse Stock Split, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock after consummation of the Reverse Stock Split.

A stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of post-Reverse Stock Split shares pursuant to the Reverse Stock Split solely in exchange for pre-Reverse Stock Split shares held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in pre-Reverse Stock Split shares exchanged therefore and will be allocated among the post-Reverse Stock Split shares received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the pre-Reverse Stock Split shares held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the post-Reverse Stock Split shares received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the pre-Reverse Stock Split shares surrendered in exchange therefore, provided the pre-Reverse Stock Split shares surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. The CUSIP number for our Common Stock will also change in connection with the Reverse Stock Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effective Time

A proposed Reverse Stock Split, if approved by our stockholders, would become effective when an amended and restated copy of our Articles of Incorporation is filed with the California Secretary of State, which would be substantially in the form of the Reverse Stock Split Charter attached to this proxy statement as Appendix A. On the Effective Time of the Reverse Stock Split, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Reverse Stock Split. As soon as practical after the Effective Time, the stockholders will be notified that the Reverse Stock Split has been effected.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be

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PROPOSAL THREE: APPROVAL OF AMENDMENT TO BEBE’S AMENDED AND

RESTATED ARTICLES OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT OF OUR COMMON STOCK

instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered pre-Reverse Stock Split shares in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time of the Reverse Stock Split indicating the number of post-Reverse Stock Split shares you hold.

Exchange of Stock Certificates

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Time, a letter of transmittal will be sent to our stockholders of record as of the Effective Time for purposes of surrendering to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the Effective time of the Reverse Stock Split, any certificates formerly representing pre-Reverse Stock Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Stock Split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Required Vote

The approval of the amendment to our certificate of incorporation to effect (i) a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-for-3 and not more than 1-for-10 and (ii) a corresponding proportional reduction in the total number of authorized shares of our common stock, requires the affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum is present, is required for approval of this proposal. If no vote is indicated on the proxy, except in the case of a broker non-vote, the shares will be voted for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK AND CORRESPONDING REDUCTION IN THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

bebe stores, inc.	50

Appendix A

FIFTH AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BEBE STORES, INC.

Jim Wiggett and Gary Bosch certify that:

1.   They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of bebe stores, inc., a California corporation (the “Corporation”).

2.   The Articles of Incorporation of this Corporation, as amended to the date of the filing of this certificate, are amended and restated to read in full as follows:

I.

The name of this Corporation is: bebe stores, inc.

II.

The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the California General Corporation Law (“CGCL”) other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporation Code.

III.

(a) Effective upon the filing of this Certificate of Incorporation with the Secretary of State of the State of California (the “Effective Time”):

Each [●] shares of Common Stock (as defined below) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”).

Each stock certificate representing shares of Common Stock immediately prior to the Effective Time shall, from and after the Effective Time, represent that number of shares of Common Stock into which such shares shall have been reclassified pursuant to the Reverse Stock Split; provided, however, that each holder of any stock certificate(s) that represented shares of Common Stock immediately prior to the Effective Time shall be entitled to receive, upon surrender of such certificate(s), one or more certificates (or book entry share(s)) evidencing and representing the number of shares of Common Stock into which the shares represented by such certificate(s) shall have been reclassified pursuant to the Reverse Stock Split.

No fractional shares shall be issued for shares of Common Stock pursuant to the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of any fractional share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay cash in an amount equal to the fair value of such fractional share (as determined in good faith by the Board of Directors of the Corporation). All share, per share and dollar references in this Certificate of Incorporation shall be adjusted for the Reverse Stock Split only as explicitly provided herein.

(b) This Corporation is authorized to issue two classes of shares, designated “Common Stock” with a par value of $0.001 per share and “Preferred Stock” with a par value of $0.001 per share. The total number of shares which this Corporation is authorized to issue is [●]. The number of shares of Preferred Stock which this Corporation is authorized to issue is 1,000,000. The number of shares of Common Stock which this Corporation is authorized to issue is [●].

bebe stores, inc.	A-1

The Preferred Stock authorized by these Articles of Incorporation may be issued in one or more series. The Board of Directors of the Corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series and to fix the numbers of shares of any series.

IV.

(a) The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

(b) This Corporation is authorized to provide, whether by bylaw, agreement or otherwise, for the indemnification of agents (as defined in Section 317 of the CGCL) of this Corporation in excess of that expressly permitted for those agents by Section 317 of the CGCL, for breach of duty to this Corporation and its shareholders to the extent permissible under California law (as now or hereafter in effect). In furtherance and not in limitation of the powers conferred by statute:

(i) this Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this Corporation, or is serving at the request of this Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (each an “Indemnified Party”), against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not this Corporation would have the power to indemnify against such liability under the provisions of law; and

(ii) this Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification, to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

No such agreement or other form of indemnification shall be interpreted as limiting in any manner the rights which such agents would have to indemnification in the absence of such bylaw, agreement or other form of indemnification.

(c) Any repeal or modification of the foregoing provisions of this Article IV by the shareholders of this Corporation shall not adversely affect any right or protection of a current or former Indemnified Party existing at the time of such repeal of modification

V.

Cumulative voting for the election of directors of the Corporation shall be eliminated effective upon the date when the Corporation becomes, and for as long as the Corporation is, a “listed corporation” within the meaning of Section 301.5 of the CGCL.

3. The foregoing Fifth Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the Corporation.

4. The Corporation has only one class of shares outstanding. There are no shares of Preferred Stock outstanding.

5. In accordance with Section 903 of the CGCL, the requisite shareholders of the Corporation approved the foregoing Fifth Amended and Restated Article of Incorporation on December 15, 2015 at the Corporation’s annual meeting.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

bebe stores, inc.	A-2

Each of the undersigned certify under penalty of perjury under the laws of the State of California that they have read the foregoing Fifth Amended and Restated Articles of Incorporation and knows the contents thereof, and that the statements therein are true.

Executed in Brisbane, California, on                          , 20    .

Jim Wiggett, Chief Executive Officer

Gary Bosch, Secretary

bebe stores, inc.	A-3

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

 A  Proposals — The Board recommends a vote FOR all nominees, FOR Proposal 2 and FOR Proposal 3.

1. To elect the six (6) directors named in the Proxy Statement to hold office for a one year term and until their successors are duly elected and qualified;
			For	Withhold					For	Withhold		For	Withhold	+
	01 -	Manny Mashouf	☐	☐	02 -	Brett Brewer			☐	☐	03 - Corrado Federico	☐	☐

	04 -	Robert Galvin	☐	☐	05 -	Seth Johnson			☐	☐	06 - Jim Wiggett	☐	☐

					For	Against	Abstain					For	Against	Abstain
2.	To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2016.				☐	☐	☐	3.

To approve an amendment to our Amended and Restated Articles of Incorporation to effect (i) a reverse stock split of our common stock at a ratio of not less than 1-for-3 and not more than 1-for-10, and (ii) to adjust and proportionately decrease the number of authorized shares of our common stock, with the final decision whether to proceed with the filing of the amendment to be determined by the Board of Directors, in its discretion, following stockholder approval (if received), but not later than December 15, 2016

												☐	☐	☐

 B  Non-Voting Items

Change of Address — Please print new address below.

 C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	1UPX	+
026S9F

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — bebe stores, inc.

Proxy for 2015 Annual Meeting of Shareholders

Solicited by the Board of Directors

The undersigned hereby constitutes and appoints Jim Wiggett and Gary Bosch, and each of them, as his or her true and lawful agents and proxies with full power of substitution to represent the undersigned and to vote all of the shares of stock in bebe stores, inc. which the undersigned is entitled to vote at the bebe stores, inc. 2015 Annual Meeting of Shareholders to be held at the Company’s principal executive offices located at 400 Valley Drive, Brisbane, California 94005 on December 15, 2015 at 9:30 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in bebe’s proxy statement, receipt of which is acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, such shares shall be voted FOR the Company’s nominees for election to the Board of Directors, FOR ratification of Deloitte & Touche LLP and FOR amendment to our Amended and Restated Articles of Incorporation to effect (i) a reverse stock split of our common stock at a ratio of not less than 1-for-3 and not more than 1-for-10, and (ii) to adjust and proportionately decrease the number of authorized shares of our common stock, with the final decision whether to proceed with the filing of the amendment to be determined by the Board of Directors, in its discretion, following stockholder approval (if received), but not later than December 15, 2016, and as said proxies deem advisable on such other routine matters as may properly come before the meeting.

Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

 A  Proposals — The Board recommends a vote FOR all nominees, FOR Proposal 2 and FOR Proposal 3.

1. To elect the six (6) directors named in the Proxy Statement to hold office for a one year term and until their successors are duly elected and qualified;
			For	Withhold					For	Withhold		For	Withhold	+
	01 -	Manny Mashouf	☐	☐	02 -	Brett Brewer			☐	☐	03 - Corrado Federico	☐	☐

	04 -	Robert Galvin	☐	☐	05 -	Seth Johnson			☐	☐	06 - Jim Wiggett	☐	☐

					For	Against	Abstain					For	Against	Abstain
2.	To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending July 2, 2016.				☐	☐	☐	3.

To approve an amendment to our Amended and Restated Articles of Incorporation to effect (i) a reverse stock split of our common stock at a ratio of not less than 1-for-3 and not more than 1-for-10, and (ii) to adjust and proportionately decrease the number of authorized shares of our common stock, with the final decision whether to proceed with the filing of the amendment to be determined by the Board of Directors, in its discretion, following stockholder approval (if received), but not later than December 15, 2016

												☐	☐	☐

 B  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	1UPX	+
026SAF

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — bebe stores, inc.

Proxy for 2015 Annual Meeting of Shareholders

Solicited by the Board of Directors

The undersigned hereby constitutes and appoints Jim Wiggett and Gary Bosch, and each of them, as his or her true and lawful agents and proxies with full power of substitution to represent the undersigned and to vote all of the shares of stock in bebe stores, inc. which the undersigned is entitled to vote at the bebe stores, inc. 2015 Annual Meeting of Shareholders to be held at the Company’s principal executive offices located at 400 Valley Drive, Brisbane, California 94005 on December 15, 2015 at 9:30 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in bebe’s proxy statement, receipt of which is acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, such shares shall be voted FOR ratification of Deloitte & Touche LLP, and as said proxies deem advisable on such other routine matters as may properly come before the meeting.

Even if you are planning to attend the meeting in person, you are urged to sign and mail the proxy in the return envelope so that your stock may be represented at the meeting.